Exhibit 10.20

                            Stock Purchase Agreement

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") dated as of March 25, 2000, is entered into by and among Multi-Link Telecommunications, Inc., a Colorado corporation ("Multi-Link"), VoiceLink, Inc., a Georgia corporation (the "Company"), Mr. L. Van Page ("Page") and Mr. Larry Mays ("Mays"). Page and Mays are collectively referred to herein as "Stockholders."

                                    Recitals

     A. Stockholders own all of the issued and outstanding shares of capital stock the Company.

     B. Multi-Link desires to acquire from Stockholders, and Stockholders desire to sell to Multi-Link, all of the outstanding capital stock of the Company, upon the terms and conditions set forth herein.

     C. For federal income tax purposes, it is intended that the transaction shall qualify as a reorganization under the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    Agreement

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Purchase and Sale of Stock. Subject to the terms and provisions of this Agreement, Multi-Link agrees to purchase and accept delivery from Stockholders of, and Stockholders agree to sell, assign, transfer and deliver to Multi-Link, at the Closing (as hereinafter defined), all of the issued and outstanding shares of common stock of the Company (the "Common Stock"), in the amounts set forth below opposite each Stockholder's name, free and clear of all liens, claims, charges, restrictions equities or encumbrances of any kind or nature whatsoever:

                        Stockholder       Number of Shares
                        -----------       ----------------
                           Page               500,000
                           Mays               20,850

     2. Consideration - Multi-Link Stock.

               uuuu) As consideration for the purchase of the Common Stock, Multi-Link, at the Closing, will issue to Stockholders 1 share of common stock, no par value, of Multi-Link (the "Multi-Link Common
          Stock"), for each 1.28138 shares of Common Stock delivered by Stockholders.

               vvvv) The Multi-Link Common Stock will be unregistered and restricted as to rights of resale or distribution in accordance with the Securities Act of 1933, as amended ("Securities Act"), and Rule 144 promulgated thereunder. Multi-Link shall have no obligation to register such shares for sale pursuant to the Securities Act, except as provided in Section 9 hereof.

     3. Closing. The closing of the purchase and sale of the Common Stock (the "Closing ") shall take place at the offices of Bodker, Ramsey & Andrews at 1800 Peachtree Street, N.W., Suite 615, Atlanta, Georgia 30309 (or at such other place as the parties may mutually agree) at 10:00 a.m. E.S.T. time on March 31, 2000 (the "Closing Date"). The Closing Date may be changed to a different time and date by the mutual written agreement of Multi-Link and Stockholders. If the Closing is changed, all references to the Closing Date in this Agreement shall refer to the changed date.

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          3.1 Documents to be Delivered by  Stockholders  to Multi-Link.  At the
Closing, Stockholders will deliver to Multi-Link:

               a) original stock certificates for the Common Stock, free and clear of all liens, claims, charges, restrictions, equities or encumbrances of any kind, which stock certificates shall be duly endorsed to Multi-Link, or accompanied by duly executed stock powers or assignments in forms satisfactory to Multi-Link;

               b) an originally executed certificate of Stockholders in the form of Exhibit A certifying as to the accuracy of Stockholders' representations and warranties at and as of the Closing, and that Stockholders and the Company have performed and complied with all of the terms, provisions and conditions to be performed and complied with by Stockholders or the Company at or before the Closing;

               c) all consents and approvals, if any, in originally executed form, required for Stockholders to execute, deliver and perform this Agreement, and for the consummation of the transactions contemplated hereby, including, without limitation, those consents set forth on the Consents Schedule;

               d) an originally executed Employment Agreement with Page in the form of Exhibit B;

               e) an opinion of Stockholders' counsel in the form and substance acceptable to Multi-Link and its counsel;

               f) such other certificates and documents as Multi-Link or its counsel may reasonably request; and

               g) a release from Mays relating to lease payments for the Medlock Bridge Road real property in the form of a First Amendment to Commercial Lease.

          3.2 Documents to be Delivered by Multi-Link to Stockholders. At the Closing, Multi- Link will deliver to Stockholders:

               a) an irrevocable written instruction to American Securities Transfer & Trust, Inc. to issue and deliver certificates representing such shares to Stockholders;

               b) an originally executed certificate of Multi-Link in the form of Exhibit C certifying as to the accuracy of Multi-Link's representations and warranties at and as of the Closing, and that Multi-Link has performed and complied with all of the terms, provisions and conditions to be performed and complied with by Multi-Link at, on or before the Closing;

               c) an originally executed incumbency certificate of Multi-Link in the form of Exhibit D certifying as to certain corporate matters, together with all of the attachments referred to therein;

               d) a copy of the minutes of the board of directors of Multi-Link authorizing the execution, delivery and performance of this Agreement, certified by the secretary of Multi-Link;

               e) an originally executed Employment Agreement with Page in the form of Exhibit B;

               f) an opinion of Multi-Link's counsel in form and substance acceptable to Stockholders and their counsel; and

               g) such other certificates and documents as Stockholders or their counsel may reasonably request.

     4. Representations and Warranties by Page. Page represents and warrants to Multi-Link as follows:

          4.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has the corporate power and authority to enter into and perform this Agreement, to carry on its business as now being conducted and as proposed to be conducted, and to own and operate the properties and assets now owned and being operated by it. Stockholders have delivered to Multi-Link complete and correct copies of the Company's Certificate of Incorporation, as amended, and Bylaws, as amended, as in effect on the date hereof. The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation in each of the jurisdictions in which the Company is required to be qualified or licensed to do business as a foreign corporation, except such jurisdictions, if any, in which the failure to be so qualified or licensed will not have a material adverse effect on the conduct of its business or the ownership or use of any of its properties or assets. The Employees Schedule sets forth a true and complete list of the names, addresses and titles of the directors and officers of the Company. All previous names used by the Company are set forth on the Corporate Organization Schedule.

          4.2 Capitalization; Stock Ownership. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, of which 520,850 shares are issued and outstanding, and held of record by Stockholders in the amounts set forth opposite their names in Section 1 hereof, and 500,000 shares of Common Stock are held by the Company as treasury stock or have been cancelled.

               a) All of such issued and outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable and none of them was issued in violation of any preemptive or other right. The Company is not a party to or bound by any contract, agreement or arrangement to issue, sell or otherwise dispose of or redeem, purchase or otherwise acquire any capital stock or any other security of the Company or any other security exercisable or exchangeable for or convertible into any capital stock or any other security of the Company, and, except for this Agreement there is no outstanding option, warrant or other right to subscribe for or purchase, or contract, agreement or arrangement with respect to, any capital stock or any other security of the Company or any other security exercisable or convertible into any capital stock or any other security of the Company.

               b) Page owns all of the issued and outstanding shares of Common Stock in the amount set forth opposite his name in Section 1 hereof, free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind or nature whatsoever, and Page has full power and legal right to sell, assign, transfer and deliver such shares of Common Stock to Multi-Link.

          4.3 Subsidiaries and Other Equity Investments. The Company does not own, directly or indirectly, a majority of the shares of capital stock of any corporation, or any equity investment in any partnership, association or other unincorporated business organization.

          4.4 Authorization of Agreement; No Violation; Consents. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by each Stockholder. Except as set forth on the Consents Schedule, neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby (i) will violate or conflict with the Certificate of Incorporation, as amended, or Bylaws, as amended, of the Company, (ii) will conflict with in a material way or result in any material breach of or default under any provision of any contract or agreement of any kind to which any Stockholder or the Company is a party or by which any Stockholder or the Company is bound or to which any property or asset of any of them is subject, (iii) is prohibited by or requires any Stockholder or the Company to obtain or make any consent, authorization, approval, registration or filing under any requirement, statute, law, ordinance, regulation, rule, judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority, or of any other person (including, without limitation, any party to any agreement or arrangement which any Stockholder or the Company is a party or is otherwise bound), (iv) will cause any acceleration of the maturity of any note, instrument or other obligation to which the Company is a party or by which the Company is bound or with respect to which the Company is an obligor or guarantor; or (v) will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the properties, assets, business, agreements or contracts of the Company.

          4.5 Financial Statements.

               (a) Stockholders have delivered to Multi-Link copies of the following financial statements:

                    (i) the unaudited  consolidated  and  consolidating  balance sheets of the Company and its consolidated subsidiaries as at December 31, 1997, December 31, 1998 and December 31, 1999 and related consolidated and consolidating statements of income, changes in stockholders' equity and cash flows for the fiscal years ended on those dates, together with supporting schedules; and

                    (ii) the unaudited  consolidated and  consolidating  balance sheets of the Company and its consolidated subsidiaries as at February 29, 2000 (the "Interim Date") and related consolidated and consolidating statements of income, changes in stockholders' equity and cash flows for the two month period ended on the Interim Date (the "Interim Financial Statements").

               (b) All of the foregoing financial statements are complete and correct in all material respects and present fairly and accurately the separate and consolidated financial positions of the Company and each of its consolidated subsidiaries as at the respective dates of such balance sheets and the separate and consolidated results of the operations and changes in financial position of the Company and each of its consolidated subsidiaries for the respective periods then ended in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding periods; subject, in the case of the Interim Financial Statements, to normal year-end adjustments consistent with prior periods. To the best of Page's knowledge, no uncollectible accounts receivable are reflected on such balance sheets without provision for an adequate reserve for uncollectible amounts, and inventories reflected on such balance sheets represent only good and serviceable items priced at the lower of cost (first in, first out method) or market value with adequate provision for obsolescence, shrinkage, excess quantities, defective materials and deterioration. As at the Interim Date, there was no liability  of any  nature or in any amount  that  should  properly  be reflected or reserved against in a balance sheet prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding periods which is not fully reflected or reserved against in the consolidated balance sheet of the Company and its consolidated subsidiaries which is a part of the Interim Financial Statements (the "Interim Balance Sheet").

          4.6 No Undisclosed Liabilities, Etc. Since the Interim Date, except for the transactions contemplated by this Agreement:

               (b) the Company has not incurred any liability or obligation (absolute, accrued, contingent or otherwise) of any nature, other than liabilities and obligations incurred in the ordinary course of business consistent with past business practices;

               (c) all inventories acquired or produced by the Company have been acquired or produced in the ordinary course of business in quantities that are not materially greater or less than those required for the current operation of their respective businesses and, except for a reasonable allowance for defective materials and deterioration, consist of good and serviceable items; and

               (d) the Company has not acquired any material amount of accounts receivable that are or are believed to be uncollectible, and the frequency and amounts of payments received by the Company with respect to the accounts receivable reflected on the Interim Balance Sheet do not, in retrospect, render inadequate the reserve for uncollectible accounts set forth on the Interim Balance Sheet.

          4.7 Absence of Certain Changes. Since the Interim Date, except for the execution and delivery of this Agreement, the Company has not:

               (a) had any change in its condition (financial or otherwise), operations (present or prospective), business (present or prospective), properties, assets or liabilities, other than changes in the ordinary course of business, none of which, individually or in the aggregate, could have a material adverse effect on the Company, or its financial condition, operations or assets;

               (b) suffered any damage, destruction or loss of physical property (whether or not covered by insurance) materially or adversely affecting, individually or in the aggregate, its condition (financial or otherwise) or operations (present or prospective);

               (c) incurred or agreed to incur any indebtedness for borrowed money;

               (d) paid or obligated itself to pay in excess of $25,000 in the aggregate for any fixed assets;

               (e) suffered any substantial loss or waived any substantial right;

               (f) sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, any assets or properties material to the operations of the Company or having a fair market value at the time of sale, transfer or disposition of $10,000 or more in the aggregate, or cancelled, or agreed to cancel, any debts or claims, other than in the ordinary course of business consistent with past business practices;

               (g) except as set forth on the Financing Contracts Schedule, mortgaged, pledged or subjected to any charge, lien, claim or encumbrance, or agreed to mortgage, pledge or subject to any charge, lien, claim or encumbrance, any of its properties or assets;

               (h) declared, set aside or paid any dividend or made any distribution (whether in cash, property or stock) with respect to any of its capital stock or redeemed, purchased or otherwise acquired, or agreed to redeem, purchase or otherwise acquire, any of its capital stock;

               (i) except as set forth on the Employees Schedule, increased, or agreed to increase, the compensation, bonuses or other compensation of any kind of any of its officers, employees, consultants, independent contractors or agents over the rate being paid to them as at the Interim Date, other than normal merit and/or cost-of-living increases pursuant to customary arrangements consistently followed, or adopted or increased any benefit under any insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such officer, employee or agent;

               (j)  except  as set  forth on the  Material  Operating  Contracts
          Schedule, (aa) lost any major customer, knows of any potential loss of any major customer, or had any material order cancelled or knows of any threatened cancellation of any material order; (bb) lost any major supplier, distributor, licensee or licensor or knows of any potential loss thereof, or had any material contract with a supplier, distributor, licensee or licensor cancelled or had an event of default declared thereunder; (cc) been advised by BellSouth of any circumstances that could lead to the termination of the arrangement through which the Company bills certain of its customers on the BellSouth telephone bill; (dd) been advised of any circumstances that could lead to adverse changes in the cost of its interconnection arrangements with BellSouth (or any other carrier); or (ee) made or permitted any material amendment or termination of any material contract, agreement or license to which it is a party, other than in the ordinary course of business consistent with past business practices;

               (k) except as set forth on the Employees Schedule, had any resignation or termination of employment of any of its key officers or employees or knows of any impending or threatened resignation or termination of employment that would have a material adverse effect on its operations (present or prospective) or business (present or prospective);

               (l) made any change in its accounting methods or practices; or

               (m) entered into or agreed to enter into any material transaction not in the ordinary course of its business consistent with past business practices.

          4.8 Title to and Condition of Properties and Assets.

               (a) The Company has good and marketable title to all of its respective properties and assets, including, without limitation, (i) all those used in its business and (ii) those reflected in the Interim Balance Sheet, which assets and properties are subject to no mortgage, pledge, conditional sales contract, lien, security interest, right of possession in favor of any third party, claim, or other encumbrance, agreement or arrangement, except (x) the lien of current taxes not yet due and payable, and (y) as reflected in an agreement listed on the Financing Contracts Schedule. The properties and assets used by the Company in its business are reflected in the Interim Balance Sheet.

               (b) The properties and assets of the Company (i) are in a good state of repair and operating condition, ordinary wear and tear excepted, (ii) include all properties and assets necessary and useful to conduct the business of the Company, (iii) are suitable for the purposes for which they are presently used and (iv) are located at the principal places of business of the Company, or at such other locations as are accounted for in the books and records of the Company.

          4.9 Leased  Property.  Set forth on the Material  Operating  Contracts
Schedule is a listing of all real estate owned by or leased to the Company (collectively, the "Real Properties"), and all personal property leased to the Company (collectively, "Leased Personal Property"), and with respect to the Real Properties, the location of each property.

               (a)  Stockholders  have delivered or made available to Multi-Link
          (i) a copy of each deed or lease by which the Company acquired title to or its interest in the Real Properties, and (ii) a copy of each lease by which the Company acquired its interest in the Leased Personal Property, all of which documents are true and complete copies thereof as in effect on the date hereof.

               (b) The Company has not received any written notice from any governmental agency, board, bureau, body, department or authority of any United States or foreign jurisdiction, with respect to any of the Real Properties. There is no easement, right-of-way agreement, license, sublease, occupancy agreement or like instrument with respect to any of the Real Properties.

               (c) Each lease pursuant to which the Company leases any of the Real Properties or the Leased Personal Property is in full force and effect and is valid and enforceable in accordance with its terms. There is no material default by the Company under any such lease, or any event that with notice or lapse of time or both would constitute such a default by the Company. To the best of Page's knowledge, there is no material default under any such lease by any other party thereto or any event that with notice or lapse of time or both would constitute such a default thereunder.

          4.10 Tax Matters.

               (a) All federal, state, local and foreign tax returns, reports and statements required to be filed by the Company have been properly and timely filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, and all Charges (as defined below) shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for the nonpayment thereof, unless any such amounts are being contested in good faith by appropriate proceedings and an adequate reserve has been established therefor on the Interim Balance Sheet, or any such fine, penalty, interest, late charge or loss has been paid.

               (b) For purposes of this Agreement, "Charges" shall mean all taxes, levies, imposts, assessments and charges, liens, claims or encumbrances of any kind or nature whatsoever which are imposed by any governmental authority (whether federal, state, municipal, local or foreign) upon or relating to the Company, or its assets or business, including, without limitation, such Charges relating to (i) the Company's corporate existence, (ii) the Company's employees, payroll, income or gross receipts, (iii) the Company's ownership, use or operation of any of its assets, or (iv) the Company's business activities, in each case including any and all fines, penalties, late charges, interest and penalties.

               (c) As of Closing, the Company has paid when due and payable all Charges required to be paid by it, except where contested in good faith, by appropriate proceedings, if adequate reserves therefor have been established on the Interim Balance Sheet and where such nonpayment would not have a material adverse effect on the Company, or its financial condition, operations or assets. The tax reserves in the Interim Balance Sheet are sufficient for all unpaid Charges, whether or not disputed.

               (d) No tax return of the Company is currently being audited by the Internal Revenue Service ("IRS"). No issue has been raised or settled in any audit of any of the tax returns of the Company that, by application of similar principles, reasonably may be expected to result in an assertion of a deficiency for any other taxable year not yet examined. The Company has not settled, issued or entered into a closing agreement with respect to any tax year for which an audit or examination has been concluded that, by application of similar principles, reasonably may be expected to result in a material deficiency for any other taxable year not so examined. There is no issue known to Page or the Company relating to any Charge (federal or otherwise) that, if determined adversely to the Company would result in the assertion of any material deficiency for any taxable year that has not been accrued on the Interim Balance Sheet.

               (e) The Company has not executed or filed with the IRS or any other governmental authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charge.

               (f) The  Company  has not filed a  consent  pursuant  to  Section
          341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of subsection (f) assets (as such term is defined in Section 341(f)(4) of the Code). The Company has not made any payment, is not obligated to make any payment, and is not a party to any agreement that could under certain circumstances obligate it to make any payment, that will not be deductible under Section 280G of the Code. The Company has disclosed on its federal and state income tax returns all positions taken thereon that could give rise to a substantial understatement of federal income tax within the meaning of
          Section 6661 of the Code or any state counterpart thereto.

               (g) None of the property owned by the Company is property which the Company is required to treat as being owned by any other person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

               (h) The Company has not agreed or been required to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method initiated by the Company, and the Company has no knowledge that the IRS or any governmental authority has proposed any such adjustment or change in accounting methods.

               (i) The Company has no obligation under any written tax sharing agreement of any kind or nature whatsoever. No power of attorney has been granted by the Company with respect to any matter relating to Charges which is currently in force.

          4.11 Contracts.

               (a) Except as set forth in the various schedules hereto, the Company is not a party to any written, oral or other:

                    (i) contract with any labor union;

                    (ii) employment or consultant contract or other contract for services;

                    (ii) lease, as lessor, with respect to any property, real or personal;

                    (iv)  loan   agreement   or   instrument   relating  to  any
               indebtedness;

                    (v) contract of purchase or sale, other than entered into in the ordinary course of business consistent with past business practices;

                    (vi) contract with any agent, dealer, distributor, supplier, licensor or licensee;

                    (vii) letter of credit, guarantee or performance bond;

                    (viii) contract or agreement  restricting the ability of any person from freely engaging in any business or competing anywhere in the world;

                    (ix) contract not made in the ordinary course of business consistent with past business practices;

                    (x) contract, except immaterial contracts not involving more than $5,000 and which can be terminated at any time without cost; or

                    (xi) material contract with any governmental authority.

               (b) Each contract or other agreement listed in the various schedules hereto is in full force and effect and is valid and enforceable by the Company, in accordance with its terms. Neither the Company nor any other party is in default in the observance or the performance of any term or obligation to be performed by it under any contract listed in the various schedules. To the best of Page's knowledge, no other person is in material default in the observance or the performance of any term or obligation to be performed by it under any contract listed on the various schedules. There is no currently outstanding bid or contract proposal which has been made by the Company that, if accepted or entered into, could reasonably be expected to result in a loss to the Company.

               (c) Stockholders have delivered or made available to Multi-Link true and complete copies of all contracts listed on the various schedules as in effect on the date hereof.

          4.12 Litigation. Except as set forth on the Litigation Schedule, there are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in the United States or foreign jurisdiction, of any kind now pending or, to the best of Page's knowledge, threatened or proposed in any manner or, to the best of Page's knowledge, any circumstances which could reasonably form the basis of any such action, suit, proceeding or investigation, involving Page, the Company or any of their respective properties or assets. There is no arbitration proceeding pending or, to the best of Page's knowledge, threatened or proposed in any manner involving Page, the Company or any of their respective properties or assets. Neither Page, the Company, nor any of their properties or assets is subject to any judicial, administrative or arbitration related judgment, order, decree, restraint or settlement.

          4.13 Patents and Trademarks.

               (a) The Company does not own or license any patent, copyright, registered trademark or trade name.

               (b) Page has no knowledge of any potential claim against the Company of infringement of any patent, copyright, trademark, trade name, know-how, trade secret or other proprietary right of any other person.

          4.14 Compliance with Laws. The Company has complied with and is in compliance with all federal, state, local and foreign statutes, laws, ordinances, regulations, rules, judgments, orders and decrees applicable to it or any of its properties, assets, operations and businesses, and there does not exist any basis for any claim of default under or violation of any such statute, law, ordinance, regulation, rule, judgment, order or decree, except such defaults or violations or such bases for any claims of such defaults or violations, if any, that in the aggregate do not and will not have a material adverse effect on the Company, or its financial condition, operations, assets or prospects. The Company has not received any opinion or memorandum or legal advice from any legal counsel to the effect that it is exposed to any liability or disadvantage that is or may be material to the Company.

          4.15 Governmental Authorizations and Regulations. The Company has obtained all licenses, franchises, permits and other governmental authorizations required to be obtained by the Company in connection with its business operations, and the ownership and use of its assets and properties, the absence of any of which could have a material adverse effect on the Company, or its financial condition, operations or assets. The Company has complied with all such licenses, franchises, permits and other governmental authorizations in all material respects. Such licenses, franchises, permits and other governmental authorizations are valid, and the Company has not received any notice that any governmental authority intends to cancel, terminate or not renew any such license, franchise, permit or other governmental authorization.

          4.16 Securities Matters. The Company has not ever purchased, issued or sold any security in violation of any federal, state or foreign securities laws.

          4.17 Employees; Labor Matters; Employee Benefit Plans and Related Matters.

               (a) Employees. Set forth on the Employees Schedule is a true, correct and complete list of all employees of the Company as of the date hereof. Except as set forth on the Employees Schedule, none of such employees has any employment or similar agreement with the Company. Except as set forth on the Employees Schedule, there are no employees whose employment with the Company has been terminated on or after January 1, 2000, whether or not such termination will have taken effect as of the Closing Date. Except as set forth on the Employees Schedule, the Company is not obligated to pay any employee severance or other similar benefits with respect to such employee's termination of employment, nor does the Company have any agreement or other arrangement with any employee (whether or not terminated) with respect to the payment of severance or other similar benefits. Except as set forth on the Employees Schedule, all employees of the Company are terminable at will.

               (b) Labor Matters. There have not been any unfair labor practice complaints, labor difficulties or troubles, or work stoppages, or, to the best knowledge of Page, threats thereof, affecting or which could potentially affect any of the Company's activities. The Company has no collective bargaining or union contracts or agreements and, to the best knowledge of Page, there is no union campaign presently being conducted to solicit employees to authorize a union to request a National Labor Relations Board certification election with respect to any of the Company's employees.

               (c) Pension Benefit Plans  Generally.  Except as set forth on the
          Benefits Plan Schedule (collectively, the "Plans"), the Company does not sponsor, maintain or contribute to any plan program, fund or arrangement that constitutes an "employee pension benefit plan," nor does the Company have any obligation to contribute to or accrue or pay any benefits under any deferred compensation or retirement funding arrangement on behalf of any employee or employees (such as, for example, and without limitation, any individual retirement account or annuity, any "excess benefit plan" (within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or any non-qualified deferred compensation arrangement). For the purposes of this Agreement, the term "employee pension benefit plan" shall have the same meaning as is given that term in Section 3(2) of ERISA. The Company has not sponsored, maintained or contributed to any employee pension benefit plan other than the Plans, nor is the Company required to contribute to any retirement plan (other than the Plans) pursuant to the provisions of any collective bargaining agreement establishing the terms and conditions or employment of any of the Company's employees. Stockholders have delivered or made available to Multi-Link true and complete copies of the Plans.

               (d) ERISA Title IV Considerations. The Company is not now, nor can it become, liable to the Pension Benefit Guaranty Corporation or to any multi-employer employee pension benefit plan under the provisions of Title IV of ERISA or otherwise.

               (e) The Qualified Plans.

                    (1) Qualified  Status.  The Plans are qualified plans within the meaning of Section 401(a) of the Code and all funding vehicles (trusts or otherwise) in which assets of either of the Plans are held are exempt from federal income taxation pursuant to the provisions of Section 501(a) of the Code.

                    (2) Determination  Letters. The Internal Revenue Service has
               issued favorable letters of determination with respect to the qualified status of each of the Plans, as amended to date. With respect to each of the Plans, the Internal Revenue Service has not revoked any prior favorable determination letter, refused to rule on a application for a determination or opinion letter or otherwise proposed or threatened to revoke any determination letter or to deny the qualified status of either of the Plans.

                    (3) Maximum  Limitations.  All annual additions  credited to the accounts of each of the participants under the Plans is within the applicable limitations set forth at Section 415 of the Code.

               (f) The Profit Sharing Plan.

                    (1)  Multi-Employer  Plan.  The  Profit-Sharing  Plan  is  a
               "multi- employer plan" within the meaning of either Section 3(37)(A) or 4001(a)(3) of ERISA.

                    (2) Minimum Funding Standard Account. There is no accumulated funding deficiency within the meaning of Section 412 of the Code with respect to the Profit-Sharing Plan, nor has there been issued either a variance or waiver of the minimum funding standard imposed by the Code with respect to the Profit-Sharing Plan.

               (g) Common-Control Enterprises. The Company has not at any time formed, with any other entity a controlled group of corporations within the meaning of Section 414(b) of the Code or a group of trades or businesses under common control within the meaning of Section 414(c) of the Code.

               (h) Prohibited Transactions. The Company has not engaged in any transaction with respect to the assets of any employee benefit plan by reason of which the Company is or could be subject to (i) the excise taxes imposed by Sections 4971 through 4980B of the Code or (ii) civil liability under Section 502(i) of ERISA.

               (i) Employee Benefit Plan Claims Liability. Page has no knowledge of any action, claim or demand of any kind brought or threatened by any potential claimant or representative of such claimant under any employee benefit plan where the Company or Multi-Link (after Closing) may be (i) liable directly on such action, claim or demand, (ii) liable over to another party in connection with such action, claim or demand or (iii) obligated to indemnify any person, group of persons or entity with respect to such action, claim or demand. Neither Page nor the Company have any knowledge of any investigation or proceeding by any governmental agency or quasi-governmental agency with respect to any employee benefit plan sponsored or maintained by the Company.

               (j) Reporting and Disclosure. The Company has filed or caused to be filed on a timely basis every return, report, statement, notice, declaration and other document required by any federal, state or local government agency (including, without limitation, the Internal Revenue Service, the United States Department of Labor, the Pension Benefit Guaranty Corporation and the Securities and Exchange Commission) with respect to each employee benefit plan sponsored or maintained by the Company. The Company is in substantial compliance with all disclosures to employees and beneficiaries required under ERISA, including, without limitation, timely distribution of summary plan descriptions and summary annual reports.

               (k) No Stock Option Arrangements. The Company does not sponsor any stock option plan and has not granted any option under any stock option arrangement for the benefit of any employee or former employee.

               (l) Other Employee Benefit Plans and Arrangements. Except as set forth on the Employees Schedule, the Company does not sponsor, maintain, support, nor is it otherwise a party to, or have any liability under any plan, program, fund, arrangement or contractual undertaking, whether for the benefit of a single individual or for more than one individual, and whether or not funded, which is in the nature of (i) an employee pension benefit plan, (ii) an employee welfare benefit plan (as defined in Section 3(1) of ERISA) or (iii) any incentive or other benefit arrangement for employees, their dependents and/or their beneficiaries.

          4.18 Certain Transactions. Except as set forth on the Material Operating Contracts Schedule, there is no agreement in effect, and no agreement now proposed, to which the Company is or is to be a party and in which any current or former shareholder, director, officer, employee, consultant, agent or independent contractor of the Company or any Affiliate (as defined below) of any of the foregoing has, or is to have, a direct or indirect interest.

          4.19 Books and Records; Accounting Practices. The Company makes and keeps accurate books and records reflecting its assets, properties and operations, and maintains internal accounting controls that provide reasonable assurance that (i) transactions are executed with management's authorization,
(ii) transactions are recorded as necessary to permit preparation of the Company's financial statements and to maintain accountability for the assets and properties of the Company, (iii) access to the assets of the Company is permitted only in accordance with management's authorization and, (iv) the reported accounting of the assets and properties of the Company is compared with existing assets at reasonable intervals. The books and records of the Company are true, complete and accurate in all material respects, and are located at the Company's principal places of business.

          4.20 Minute Books. The Company's minute books contain true, complete and accurate records of all meetings and other corporate actions of its shareholders and board of directors and committees thereof.

          4.21 Insurance. All properties and operations of the Company are insured for its benefit, in amounts reasonably deemed adequate by its board of directors or officers, against all risks usually insured against by persons operating similar properties or conducting similar operations in the localities where such properties are located or such operations are conducted under valid and enforceable policies issued by insurers of recognized responsibility. Page has delivered or made available to Multi-Link true and complete copies of all such insurance policies as in effect on the date hereof as set forth on the Insurance Policies Schedule.

          4.22 Bank Accounts; Powers of Attorney. The Financing Contracts Schedule sets forth (i) the name of each bank, brokerage firm or other person or entity in which or with whom the Company has an account, safe deposit box or funds or property being held, and the names of all persons authorized to draw thereon or to have access thereto, and (ii) the names of all persons, if any, holding powers of attorney from the Company and a summary statement of the terms thereof.

          4.23 Brokers. Neither the Company nor Page, nor anyone acting on behalf of the Company or Page has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, brokerage or finder's fee or commission in connection with this Agreement or the transactions contemplated hereby for which Multi-Link or the Company may in any way be liable.

          4.24 Investment Representations. Page has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of an investment in Multi-Link Common Stock. Page understands that the shares of Multi-Link Common Stock have not been registered under the Securities Act or any state securities law in reliance on an exemption therefrom for non-public offerings and further understands that such shares have not be approved or disapproved by the United States Securities and Exchange Commission (the "SEC"), or any other federal or state agency.

               (a) Page is acquiring shares of Multi-Link Common Stock for his own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part, and is aware that there are substantial restrictions on the transferability of such shares; Page must bear the economic risk of an investment in the shares for an indefinite period of time because the shares have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration has been established to the satisfaction of Multi-Link (which may require an opinion of counsel acceptable to Multi-Link); Page has no right to compel registration under the Securities Act except as provided in Section 9 hereof.

               (b) Page is an "accredited investor" as defined in the Securities Act.

          4.25 No Untrue Statements. No statement by Page and no written information contained in this Agreement, any material delivered to Multi-Link or any certificate or other document furnished by Page or any officer, employee, counsel, representative or other agent of Page or the Company to Multi-Link pursuant to or in connection with this Agreement and the transaction contemplated hereby, contains or will contain any untrue statement of a material fact, or omit or will omit to state a material fact necessary in order to make the statements therein contained not misleading. There is no fact that affects, or in the future might reasonably be expected to affect, adversely the condition (financial or otherwise), operations (present or prospective), business (present or prospective), properties, assets or liabilities of the Company in any material respect that is not set forth in this Agreement or the schedules hereto.

     4A. Representations and Warranties by Mays. Mays represents and warrants to Multi-Link as follows:

     4A.1 Stock Ownership. Mays owns all of the issued and outstanding shares of Common Stock in the amount set forth opposite his name in Section 1 hereof, free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind or nature whatsoever, and Mays has full power and legal right to sell, assign, transfer and deliver such shares of Common Stock to Multi-Link.

     4A.2 Leased Property. The Company's lease of Real Property with Mays is in full force and effect and is valid and enforceable in accordance with its terms. There is no material default by the Company or Mays, or any event that with notice or lapse of time or both would constitute such a default by the Company or Mays, under such lease.

     4A.3 Brokers. Neither the Company nor Mays, nor anyone acting on behalf of the Company or Mays has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, brokerage or finder's fee or commission in connection with this Agreement or the transactions contemplated hereby for which Multi-Link or the Company may in any way be liable.

     4A.4 Investment Representations. Mays has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of an investment in Multi-Link Common Stock. Mays understands that the shares of Multi-Link Common Stock have not been registered under the Securities Act or any state securities law in reliance on an exemption therefrom for non-public offerings and further understands that such shares have not be approved or disapproved by the SEC or any other federal or state agency.

               (a) Mays is acquiring shares of Multi-Link Common Stock for his own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part, and is aware that there are substantial restrictions on the transferability of such shares; Mays must bear the economic risk of an investment in the shares for an indefinite period of time because the shares have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration has been established to the satisfaction of Multi-Link (which may require an opinion of counsel acceptable to Multi-Link); Mays has no right to compel registration under the Securities Act except as provided in Section 9 hereof.

               (b) Mays is an "accredited investor" as defined in the Securities Act.

     4A.5 No Untrue Statements. No statement by Mays and no written information contained in this Agreement, any material delivered to Multi-Link or any certificate or other document furnished by Mays or any counsel, representative or other agent of Mays to Multi-Link pursuant to or in connection with this Agreement and the transaction contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein contained not misleading.

     5. Representations and Warranties by Multi-Link. Multi-Link represents and warrants to the Stockholders as follows:

          5.1 Corporate Organization. Multi-Link is a corporation organized, validly existing and in good standing under the laws of the State of Colorado and has the corporate power and authority to carry on its business as now being conducting by it and to acquire and own the Common Stock.

          5.2 Authorization of Agreement; No Violation. Multi-Link has duly authorized the execution, delivery and performance of this Agreement and the transactions contemplated hereby. Neither the execution, delivery or performance of this Agreement by Multi-Link or the consummation of any of the transactions contemplated hereby (i) will violate or conflict with any provision of Multi-Link's organizational documents or (ii) will result in any material breach of or default under any provision of any contract or agreement of any kind to which Multi-Link is a party or by which Multi-Link is bound or to which the properties or assets of Multi-Link are subject.

          5.3 Litigation. There are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in the United States or foreign jurisdiction, of any kind now pending or, to Multi-Link's knowledge, threatened or proposed in any manner or, to Multi-Link's knowledge, any circumstances which could reasonably form the basis of any such action, suit, proceeding or investigation, involving Multi-Link or any of its properties or assets. There is no arbitration proceeding pending or, to Multi-Link's knowledge, threatened or proposed in any manner involving Multi-Link. Neither the Company, any subsidiary of the Company, nor any of their properties or assets is subject to any judicial or administrative judgment, order, decree or restraint.

          5.4 Investment Representation. Multi-Link is acquiring the Common Stock for investment and not with a view to the distribution thereof or dividing all or any part of its interest therein with any other person.

          5.5 Securities Matters. Multi-Link has filed all reports required under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") in connection with the registration of its common stock (the "SEC Reports").

               (a) As of their dates, the SEC Reports complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the SEC Reports contained any untrue statements of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (b) The consolidated financial statements (including, in each case, any notes thereto) of Multi-Link included in the SEC Reports complied as to form in all material respects with applicable accounting requirements in the published rules of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") except in the case of unaudited statements (as permitted by Form 10- QSB of the SEC), applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and present fairly (in all material respects) in accordance with GAAP the consolidated financial position of Multi-Link and its consolidated subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to any other adjustments described therein and normal year-end audit adjustments).

          5.6 No Untrue Statements. No statement by Multi-Link contained in this Agreement and no written statement contained in any certificate or other document furnished by any officer, employee, counsel, representative or other agent of Multi-Link to Stockholders pursuant to or in connection with this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein contained not misleading.

     6.  Covenants  of  Stockholders.   Stockholders  covenant  and  agree  with
Multi-Link as follows:

          6.1 Due Diligence. From and after the date hereof until Closing, Stockholders will cause the Company to give to Multi-Link and to its agents and representatives (including, but not limited to, accountants, lawyers, consultants and appraisers) full and complete access during normal working hours to any and all of the properties, assets, books, records and other documents of the Company to enable Multi-Link to make such examination of the business, properties, assets, environmental matters, books, records and other documents of the Company as Multi-Link may determine, and Stockholders will furnish, and will cause the Company to furnish, to Multi-Link, such information and copies of such documents and records as Multi-Link shall reasonably request. As part of such examination, Multi-Link may make such inquiries of such persons having business relationships with the Company (including, but not limited to, suppliers, licensees, distributors and customers) as Multi-Link shall determine and Stockholders shall cooperate fully, and shall cause the Company, and its respective directors, officers, employees, consultants and agents to cooperate fully with Multi-Link in connection therewith.

          6.2 Conduct of Business Pending Closing. From the date hereof until the Closing, except as consented to by Multi-Link in writing in advance:

                    (i) Stockholders will cause the Company to carry on its business and operations in a good and diligent manner, on an arm's-length basis, in accordance with all applicable laws, rules and regulations, and substantially in the manner carried on as of the date hereof;

                    (ii) Stockholders will not permit the Company to approve or enter into any agreement, transaction or other arrangement, whether oral or written, involving an expenditure of greater than $10,000 in a single transaction or series of transactions, or which is not cancelable by the Company at any time at no cost, except for such agreements, transactions or other arrangements routinely entered into by the Company in the ordinary course of business consistent with past business practices;

                    (iii) Stockholders will not permit the Company to enter into any agreement, transaction or other arrangement involving a capital expenditure exceeding $10,000;

                    (iv) Stockholders will not permit the Company to acquire (in any manner whatsoever, whether by purchase, lease or otherwise), or sell, assign, transfer, lease, pledge, hypothecate or otherwise dispose of or encumber, any assets or properties or any interests therein;

                    (v) Stockholders will not permit the Company to declare, authorize or pay any distribution, dividend or other payment to its shareholders;

                    (vi) Stockholders will not permit the Company to issue, sell or otherwise dispose of or redeem, purchase or otherwise acquire any of its securities, including, without limitation, capital stock, options, warrants or debt instruments;

                    (vii) Stockholders will not permit the Company to pay or obligate itself to pay any compensation, commission, bonus, other compensation or other type of payment to any director, officer, employee, agent, consultant, or independent contractor of the Company except for the regular compensation and commissions payable to such director, officer, employee, agent, consultant or independent contractor at the rate in effect on the date of this Agreement, or enter into any new or modified agreement or arrangement with such parties;

                    (viii) Stockholders will cause each of the Company to use its best efforts to preserve its business organization intact, to keep available to Multi-Link the services of its employees and independent contractors and to preserve for Multi-Link its relationships with suppliers, licensees, distributors, customers and others having business relationships with it;

                    (ix) Stockholders will not permit the Company to amend its Certificate of Incorporation or Bylaws;

                    (x) Stockholders will not permit the Company to engage in any activity or transaction other than in the ordinary course of business consistent with past business practices;

                    (xi) Stockholders will promptly notify Multi-Link in writing of the receipt of any written notice or written claim of default or breach by Stockholder or of any termination or cancellation or written threat of termination or cancellation of any material contract to which the Company is a party;

                    (xii) Stockholders will promptly notify Multi-Link of any loss of or damage to any portion of the assets or properties of the Company;

                    (xiii) Stockholders will cause the Company to continue to maintain all of its usual books and records in the ordinary course of business consistent with past business practices;

                    (xiv) Stockholders will not permit the Company to take, suffer or permit any action which is within Stockholders' control which would render untrue, in any respect, any of the representations or warranties of Stockholders contained herein, or omit to take any action, the omission of which would render untrue any such representation or warranty; and

                    (xv) Without limiting the foregoing, Stockholders will consult with Multi-Link regarding all significant developments, transactions and proposals relating to the business or operations or any of the assets or liabilities of the Company.

          6.3 [Intentionally Blank]

          6.4 Indemnification by Page. Page agrees to indemnify, defend and hold Multi-Link, its Affiliates and their respective members, managers, partners, venturers, shareholders, directors, officers, employees, spouses, legal representatives, agents, successors and assigns ("Multi-Link Indemnified Parties") harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, losses or expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Losses") incurred by any Multi-Link Indemnified Party arising from, directly or indirectly relating to or based upon any of the following matters:

               (a) any fraud, intentional misrepresentation or a deliberate or willful breach by Page or the Company of their respective representations, warranties or covenants under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto;

               (b) any other inaccuracy, untruth or breach of any representation, warranty or covenant of Page or the Company under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted relating to any matter or thing constituting an inaccuracy, untruth or breach of such representations, warranties, or covenants; or

               (c) the Company's operation of its business on and prior to the Closing Date, including, without limitation all employment related matters, including, without limitation, (i) maintenance of all employee benefit plans and policies, if any, (ii) provision of employee benefits, if any, and (iii) violations by the Company of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended by the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1975, as amended, and the Public Health Service Act, as amended.

          6.4A Indemnification by Multi-Link. Multi-Link agrees to indemnify, defend and hold Stockholders, their respective Affiliates, spouses, legal representatives, agents, successors and assigns ("Stockholder Indemnified Parties") harmless from and against any and all Losses incurred by any Stockholder Indemnified Party arising from, directly or indirectly relating to or based upon any of the following matters:

               (a) any fraud, intentional misrepresentation or a deliberate or willful breach by Multi-Link or any of its representations, warranties or covenants under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto; or

               (b) any other inaccuracy, untruth or breach of any representation, warranty or covenant of Multi-Link under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto, or by reason of any claim, action or proceeding asserted or instituted relating to any matter or thing constituting an inaccuracy, untruth or breach of such representations, warranties, or covenant.

          6.4B Limitations on Indemnification by Page. Notwithstanding the provisions of Section 6.4 hereof, the rights of Multi-Link Indemnified Parties to indemnification under Section 6.4 shall be subject to the following limitations and other provisions:

               (a) no indemnification shall be payable to any Multi-Link Indemnified Party unless the total of all claims for indemnification shall exceed $10,000 in the aggregate, whereupon the full amount of such claims (to the first dollar) shall be recoverable in accordance with the terms hereof.

               (b) No indemnification shall be payable to a Multi-Link Indemnified Party with respect to any claim after the date of the report of the independent auditors of the Company for the fiscal year ended September 30, 2000 (the "Indemnity Cut-off Date").

               (c) The aggregate liability of Page pursuant to Section 6.4 shall be limited to the recovery by the Multi-Link Indemnified Parties of up to 40,000 shares of Multi-Link Common Stock issued pursuant to the Agreement. If Page shall be obligated to reimburse a Multi-Link Indemnified Party pursuant to the provisions of Section 6.4 hereof, such reimbursement shall be paid by Page delivering to such Multi-Link Indemnified Party such number of shares of Multi-Link Common Stock as shall equal the amount payable pursuant to the indemnification provisions of Section 6.4 hereof (with each share of Multi-Link Common Stock delivered to pay such indemnification claim to be valued at the closing bid price per share of Multi-Link Common Stock as reported by the NASDAQ Market on the date of Closing). Stockholders hereby authorize Multi-Link to direct its transfer agent to adjust the number of shares owned by Stockholders to the extent and in the circumstances provided in this Section 6.4B.

               (d) In no event shall Page be liable for loss of profits, goodwill or other special or consequential damages suffered by a Multi-Link Indemnified Party whether or not the possibility of such damages could have been reasonably foreseen by Page.

          6.4C Limitations on Indemnification by Multi-Link. Notwithstanding the provisions of Section 6.4A hereof, the rights of Stockholder Indemnified Parties to indemnification under Section 6.4A hereof shall be subject to the following limitations and other provisions:

               (a) No indemnification shall be payable to any Stockholder Indemnified Party unless the total of all claims for indemnification shall exceed $10,000 in the aggregate, whereupon the full amount of such claims (to the first dollar) shall be recoverable in accordance with the terms hereof.

               (b) No indemnification shall be payable to any Stockholder Indemnified Party with respect to any claim after the Indemnity Cut-off Date.

               (c) The aggregate liability of Multi-Link pursuant to Section 6.4A shall be limited to the issuance and delivery by the Company of up to an additional 40,000 shares of Multi-Link Common Stock. If Multi-Link shall be obligated to reimburse a Stockholder Indemnified Party pursuant to the provisions of Section 6.4A hereof, such reimbursement shall be paid by Multi-Link delivering to such Stockholder Indemnified Party such number of shares of Multi-Link Common Stock as shall equal the amount payable pursuant to the indemnification provisions of Section 6.4A hereof (with each share of Multi-Link Common Stock delivered to pay such indemnification claim to be valued at the closing bid price per share of Multi-Link Common Stock as reported by the NASDAQ Market as of the date of Closing).

               (d) In no event shall Multi-Link be liable for loss of profits, goodwill or other special or consequential damages suffered by a Stockholder Indemnified Party whether or not the possibility of such damages could have been reasonably foreseen by Multi-Link.

          6.4D Procedures for Indemnification. All claims for indemnification pursuant to Sections 6.4 and 6.4A shall be asserted and settled as follows:

               (a) Any person seeking indemnification (the "Indemnified Person") shall give the person against who indemnification is asserted (the "Indemnifying Person") prompt written notice or any claim, assessment, action, suit or proceeding to which the indemnity set forth in Section
          6.4 or Section 6.4A applies (the "Indemnification Notice"). If the document evidencing such claim or demand is a court pleading, the Indemnified Person shall give such notice within ten (10) days of receipt of such pleading, otherwise, the Indemnified Person shall give such notice within thirty (30) days of the date it becomes aware of or receives written notice of such claim. Failure to give timely notice, including the Indemnification Notice, of a matter which may give rise to an indemnification claim shall not affect the right of the Indemnified Person to collect such Losses so long as such failure to so notify does not materially adversely affect the Indemnifying Person's ability to defend such Losses against a third party.

               (b) After an Indemnified Person has actual knowledge of any claim from a third party as to which indemnity may be sought, the Indemnified Person shall give notice to the Indemnifying Persons and shall permit the Indemnifying Person (at its expense) to assume the defense of any claim or any litigation resulting therefrom. The Indemnified Person shall not be required to commence litigation or take any action against any third party prior to making a claim for indemnification hereunder. The Indemnifying Person shall be entitled to assume the defense of any such claim, and if the Indemnifying Person assumes the defense of any such claim or litigation, (i) it will be conclusively established for purposes of this Agreement that such claim is within the scope and subject to indemnification; and
          (ii) no compromise or settlement of such claims may be effected by the Indemnifying Person without the consent of the Indemnified Person. Notwithstanding the foregoing, an Indemnified Person will have the right at all times to take over and assume control of the defense, settlement, negotiations or lawsuit relating to any claim or demand, including without limitation, in the event that (i) the Indemnified Person is also a party to such claim or litigation and the Indemnified Person determines in good faith that joint representation would be an appropriate, or (ii) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such claim or litigation and to provide indemnification with respect to such claim or litigation. In the event that the Indemnifying Persons do not accept the defense of any matter as provided above, a Indemnified Person will have the full right to defend against any such claim or demand, and will be entitled to settle or agree to pay in full such claim or demand, in its sole discretion. In any event, the Indemnified Person and the Indemnifying Person will cooperate in the defense of such action and the records of the Indemnified Person will be available to the Indemnifying Person with respect to such defense.

          6.4E [Intentionally deleted]

          6.5 Audit. After the Closing, Multi-Link will cause the annual financial statements of the Company to be audited (the "Audit") by a certified public accounting firm selected by Multi-Link (the "Auditors"). Multi-Link will pay all costs and expenses of the Auditors in connection with the Audit, as and when billed by the Auditors. The Company and the Stockholders will provide Multi-Link and the Auditors with all assistance reasonably requested by any of them in connection with the Audit, including the execution and delivery to the Auditors of customary representation letters of management with respect to the periods under Audit.

          6.6 Consents and Approvals. Stockholders shall obtain prior to the Closing at no cost and without any penalty or condition which is adverse to Multi-Link or the Company all consents, authorizations and approvals under all requirements, statutes, laws, ordinances, regulations, rules, judgments, decrees and orders of any court or governmental agency, board, bureau, body, department or authority or of any other person required to be obtained by Stockholders or the Company in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the consents set forth on the Consents Schedule.

          6.7 Releases of the Company. Each Stockholder (collectively, the "Releasing Parties") hereby forever covenants not to sue and fully releases the Company, its directors, officers and Affiliates, past, present and future, and the attorneys, insurers, lenders, heirs, representatives, assigns and successors of each of them (collectively, the "Released Parties"), with respect to and from all actions and claims of any kind, known or unknown, suspected or unsuspected, which a Stockholder, as applicable, may now have or has ever had against any of the Released Parties, including, without limitation, all claims arising from an employment relationship, contract or otherwise. Each Releasing Party hereby represents and warrants that such party has not assigned or transferred to any person or entity any of the claims released hereunder or bases therefor (whether in the form of a contract right or otherwise).

     7.  Conditions Precedent.

          7.1 Conditions to Multi-Link's Obligations. Multi-Link's obligations under this Agreement are subject to the satisfaction, on the Closing Date, of each of the following conditions, any of which may be waived in writing by Multi-Link:

               (a) Stockholders and the Company will have fully complied with and performed all of their respective obligations under this Agreement to be complied with and performed as of the Closing Date.

               (b) All representations and warranties of each Stockholder in this Agreement will be true and complete as of the date when given and on the Closing Date.

               (c) Multi-Link will be satisfied, in its sole and absolute discretion, with its due diligence investigation of the Company, its assets, properties, businesses and conditions (financial or otherwise).

               (d) Page shall have entered into an Employment Agreement with Multi-Link in the form of Exhibit B.

               (e) Multi-Link will be satisfied, in its sole and absolute discretion, that all "owner perks" of the Stockholders (including, without limitation, cars, car leases, clubs, and other remuneration) shall have been transferred out of the Company without cost or expense to the Company.

               (f) Multi-Link, Stockholders, Nigel V. Alexander and Shawn B. Stickle shall enter into a Registration Rights Agreement in the form of Exhibit E.

          7.2 Conditions to Stockholders' Obligations. Stockholders' obligations under this Agreement are subject to the satisfaction, on the Closing Date, of the following conditions, which may be waived in writing by Stockholders:

               (a) All representations and warranties of Multi-Link in this Agreement will be true and complete as of the date when given and on the Closing Date.

               (b) Multi-Link will have fully complied with and performed all its obligations under this Agreement to be complied with or performed as of the Closing Date.

               (c) Multi-Link shall have entered into an Employment Agreement with Page in the form of Exhibit B.

               (d) Page will be satisfied, in his sole and absolute discretion, with his due diligence investigation of Multi-Link, and its respective assets, properties, businesses and conditions (financial or otherwise).

               (e) Multi-Link Stockholders, Nigel V. Alexander and Shawn B. Stickle shall enter into a Registration Rights Agreement in the form of Exhibit E.

     8.  Termination of Agreement; Effect of Termination.

          8.1 Termination. This Agreement may be terminated at any time before the Closing as follows:

               (a) By Multi-Link, by written notice to Page; and

               (b) By Page, by written notice to Multi-Link.

          8.2 Effect of Termination. With the exception of the obligations of the parties under Section 10.14 hereof, which will survive the termination of this Agreement, upon a termination of this Agreement in accordance with the
Section 8.1 hereof, this Agreement will have no further force or effect.

     9. Registration of Multi-Link Common Stock. Multi-Link, Stockholders, Nigel
V. Alexander and Shawn B. Stickle shall enter into certain agreements relating to Multi-Link Common Stock pursuant to the form of Registration Rights Agreement attached hereto as Exhibit E.

          9A. Loan to the Company. At the Closing, Multi-Link shall loan $500,000 to the Company to provide the Company with additional working capital.

     10. Miscellaneous.

          10.1 Survival. Subject to the provisions of Sections 6.4B and 6.4C hereof, the covenants, representations and warranties of the parties hereto will survive the Closing, notwithstanding any investigation heretofore or hereafter made or omitted by any party hereto.

          10.2 Further Assurances. Each party will execute and deliver any further instruments or documents, and take all further action, reasonably requested by any other party, at no expense to the requesting party, to carry out the transactions contemplated by this Agreement.

          10.3 No Waiver. No waiver of any breach of any provision of this Agreement will be deemed a waiver of any other breach of this Agreement. No extension of time for performance of any act will be deemed an extension of the time for performance of any other act.

          10.4 Severability. The provisions of this Agreement will be deemed severable, and if any provision of this Agreement is held illegal, void or invalid under applicable law, such provision may be changed to the extent reasonably necessary to make the provision legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not be voided but will remain binding in accordance with their terms.

          10.5 Entire Agreement; Amendment. This Agreement and the schedules, exhibits and attachments hereto contain the entire agreement of the parties with respect to the purchase and sale of the Common Stock and the other transactions contemplated by this Agreement. This Agreement may be amended only by an instrument in writing signed by Multi-Link and Stockholders. The headings in this Agreement are solely for convenience of reference and will not affect the interpretation of any provision of this Agreement. The exhibits and schedules to this Agreement are incorporated as a part of this Agreement.

          10.6 Binding Agreement, Assignment. The terms and provisions of this Agreement will bind the parties hereto, and their respective successors, assigns, heirs, legal and personal representatives, as applicable. This Agreement may be assigned by either party only with the prior written consent of the other parties hereto.

          10.7 Expenses. The Company will pay all expenses, including attorneys' and accountants' fees incurred by the Company and Stockholders in connection with the negotiation of this Agreement, the performance of their obligations hereunder and the consummation of the transactions contemplated by this Agreement in an aggregate amount not exceeding $25,000. To the extent the Company and/or the Stockholders incurred any of the foregoing expenses in excess of such $25,000 aggregate amount, such amount shall be payable by the Stockholders. Multi-Link will pay all of its expenses, including attorneys' and accountants' fees in connection with the negotiation of this Agreement, the performance of their obligations hereunder and the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing provisions of this Section 10.7, in any proceeding or other attempt to enforce, construe or to determine the validity of this Agreement, the nonprevailing party will pay the reasonable expenses of the prevailing party, including reasonable attorneys' fees and costs.

          10.8 Notices. Except as otherwise expressly set forth in this Agreement, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when given in person, by cable, telegram, or facsimile transmission (with proof of transmission), three (3) business days after mailing by first class mail, registered or certified, return receipt requested, postage prepaid, or one (1) business day after being sent by overnight courier, charges prepaid, to the parties, in each case at the following addresses:

                              Notices to Stockholders:

                              PAGE:
                              L. Van Page
                              6045 Carlisle Lane
                              Alpharetta, GA 30022
                              Phone:   (770) 416-4455
                              Fax:     (770) 416-4455

                              With copy to:
                              Harry J. Winograd
                              BODKER, RAMSEY & ANDREWS
                              1800 Peachtree Street N.W., Suite 615
                              Atlanta, Georgia 30309-2507
                              Phone:   (404) 351-1615
                              Fax:     (404) 352-1285

                              MAYS:
                              Larry Mays
                              c/o First Flight Foods, Inc.
                              3120 Medlock Bridge Road, Suite F100
                              Norcross, Georgia  30071-1469
                              Phone:   (770) 409-0451
                              Fax:     (770) ________

                              Notices to Multi-Link:
                              Multi-Link Telecommunications, Inc.
                              4704 Harlan Street, Suite 420
                              Denver, CO  80212
                              Attention: Nigel V. Alexander
                              Phone: (303) 313 2001
                              Fax: (303) 831-1988

                              With copy to:
                              Blair L. Lockwood
                              FAEGRE & BENSON LLP
                              2500 Republic Plaza
                              370 Seventeenth Street
                              Denver, CO 80202
                              Phone:   (303) 592-9000
                              Fax:     (303) 820-0600

                              Notices to the Company:
                              VoiceLink, Inc
                              3120 Medlock Bridge Rd, Suite 150-F
                              Norcross, GA 30071-1469
                              Attention:  Van Page
                              Phone:   (770) 416-4455
                              Fax:     (770) 416-4455

or to such other address or number, and to the attention of such other person, as any party may designate, at any time, in a writing delivered to the other parties in conformity with this section.

          10.9 Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

          10.10  Facsimile   Signature.   This  Agreement  may  be  executed  by
telefacsimile signature and a telefacsimile signature shall constitute an original signature for all purposes.

          10.11 Applicable Law. This Agreement will be construed in accordance with and governed by the laws of the State of Colorado.

          10.12 Time is of the Essence. The parties acknowledge and agree that time is of the essence with respect to the consummation of the transactions contemplated by this Agreement.

          10.13 No Third Party Beneficiaries. None of the terms, covenants, obligations or rights contained in this Agreement is or will be deemed to be for the benefit of any person other than the parties hereto, and no such third person will under any circumstances have any right to enforce any provision of this Agreement, it being the intent of the parties that there are no third party beneficiaries to this Agreement.

          10.14 Confidentiality; Press Releases. The parties agree to keep all non-public information regarding the other party delivered in connection with the transaction contemplated by this Agreement strictly confidential, except as may be required by law or in connection with any lawsuit between or involving the parties or any party. Further, Stockholders each agree to keep all the terms, conditions and provisions of this Agreement strictly confidential at all times and will not disclose or permit the disclosure of such terms and conditions to any third party whatsoever, except for disclosures of such information to Stockholders' professional advisors, who shall agree to keep such information confidential at all times. Neither the Company nor Stockholders will issue any press release or make any public announcement relating to the subject of this Agreement without the prior written approval of Multi-Link. Multi-Link may issue such press releases or public announcements as Multi-Link's counsel determines may be required by law to be made by Multi-Link. The covenants of the parties contained in this Section 10.14 shall survive the Closing or termination of this Agreement

          10.15 Affiliate. For purposes of this Agreement, "Affiliate" means, with respect to any Person (as defined below), any Person that controls, is controlled by or is under common control with such Person, together with its and their respective members, immediate family, managers, partners, venturers, directors, officers, shareholders, agents, employees, representatives and spouses. A Person shall be presumed to have control when it possesses the power, directly or indirectly, to direct, or cause the direction of, the management or policies of another Person, whether through ownership of voting securities, by contract, or otherwise. "Person" means an individual, partnership, limited liability company, association, corporation, or other entity.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                          "MULTI-LINK"
                                          Multi-Link Telecommunications, Inc.


                                          By: ----------------------------------
                                              Nigel V. Alexander
                                              Chief Executive Officer

                                          "PAGE"

                                          By: ----------------------------------
                                               L. Van Page

                                          "MAYS"

                                          By:
                                             -----------------------------------
                                             Larry Mays

                                          "COMPANY"

                                          VoiceLink, Inc., a Georgia corporation


                                          By:
                                             -----------------------------------
                                          Name: L. Van Page
                                          Title:President